EXHIBIT 99.1
                                                                    ------------


ABLE
LABORATORIES INC.


COMPANY CONTACTS:                                    INVESTOR CONTACT:

Jay Wadekar, Chairman & CEO                          Investor Relations
Robert Weinstein, Vice President                     (609) 495-2800
Investor Relations                                   Email: IR@ablelabs.com

              Able Laboratories Announces Senior Management Changes

CRANBURY, NJ, NOVEMBER 30, 2004 - ABLE LABORATORIES, INC. (NASDAQ NMS: ABRX) today announced that Robert Weinstein, its Chief Financial Officer, is resigning from that position, stepping into the position of Director of Investor Relations for a three-month transitional period. During this transitional period Mr. Weinstein will facilitate the transfer of his responsibilities as CFO while continuing to represent the Company within the investment community.

The company also announced that Nitin Kotak, the Company's current Director of Finance and Accounting, is being appointed Vice President, Finance and Accounting and will take over responsibility for the company's financial and accounting management.

Jay Wadekar, Able's Chief Executive Officer, commented: "Bob contributed to many of our achievements during his tenure as CFO. Since he joined us in 2002, we have grown our operations significantly and engaged in several substantial financing transactions. Bob was also instrumental in negotiating the operating lease for our new operating facility. We are pleased that Bob has chosen to continue with Able to facilitate the transition of his CFO duties and to represent the Company within the investment community."

Mr. Weinstein commented: "I am proud of the growth Able has achieved during my time with the company. I look forward to assisting Able during the next several months with investor relations while transitioning my responsibilities as Chief Financial Officer."

Mr. Wadekar continued: "In addition, we are pleased to announce that Nitin Kotak will be stepping into the position of Vice President, Finance and Accounting. Since Nitin joined us one year ago, he has been intimately involved with all of our accounting and financial reporting activities and our relationship with our independent auditors, as well as Sarbanes-Oxley matters. We are confident that he will transition into his new responsibilities successfully."

Able Laboratories is a developer and manufacturer of generic pharmaceuticals. Further information on Able may be found on the Company's web site, www.ablelabs.com.

EXCEPT FOR HISTORICAL FACTS, THE STATEMENTS IN THIS NEWS RELEASE, AS WELL AS ORAL STATEMENTS OR OTHER WRITTEN STATEMENTS MADE OR TO BE MADE BY ABLE LABORATORIES, INC., ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE RISKS AND UNCERTAINTIES. FOR EXAMPLE, STATEMENTS ABOUT THE COMPANY'S MANAGEMENT TEAM, ITS OPERATIONS, ITS ABILITY TO FORMULATE AND BRING TO MARKET ITS DRUG PRODUCTS UNDER DEVELOPMENT, ITS ABILITY TO INCREASE SALES AND PROFITS AND MANAGE ITS

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GROWTH, THE EXPECTED EFFECTS OF THE COMPANY'S EXPANSION OF ITS PRODUCTION
FACILITIES, THE CURRENT OR EXPECTED MARKET SIZE FOR THE COMPANY'S PRODUCTS, THE ADEQUACY OF THE COMPANY'S MANUFACTURING CAPACITY, THE AVAILABILITY OF SUFFICIENT CAPITAL, THE SUCCESS OF CURRENT OR FUTURE PRODUCT OFFERINGS, RESEARCH AND DEVELOPMENT EFFORTS AND THE COMPANY'S ABILITY TO FILE FOR AND OBTAIN U.S. FOOD AND DRUG ADMINISTRATION APPROVALS FOR FUTURE PRODUCTS, ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE MERELY THE COMPANY'S CURRENT PREDICTIONS OF FUTURE EVENTS. THE STATEMENTS ARE INHERENTLY UNCERTAIN, AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THE STATEMENTS MADE HEREIN. THERE IS NO ASSURANCE THAT THE COMPANY WILL CONTINUE TO ACHIEVE THE SALES LEVELS NECESSARY TO MAKE ITS OPERATIONS PROFITABLE OR THAT ITS ANDA FILINGS AND APPROVALS WILL BE COMPLETED AND OBTAINED AS ANTICIPATED. FOR A DESCRIPTION OF ADDITIONAL RISKS, AND UNCERTAINTIES, PLEASE REFER TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2004 AND ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ITS FORWARD-LOOKING STATEMENTS TO REFLECT NEW INFORMATION AND DEVELOPMENTS.